UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2022

Exponent, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-18655	77-0218904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Commonwealth Drive, Menlo Park, CA 94025
Address of Principal Executive Offices, Including Zip Code

(650) 326-9400
Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EXPO	Nasdaq Global Select Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 2, 2022, we held our annual meeting of stockholders. A total of 51,821,607 shares of our common stock were outstanding as of April 6, 2022, the record date for the annual meeting. Set forth below are the matters acted upon at the annual meeting and the final voting results on each matter as reported by our inspector of elections.

Proposal One: Election of Directors

Our stockholders elected George H. Brown, Catherine Ford Corrigan, Ph.D., Paul R. Johnson, Ph.D., Carol Lindstrom, John B. Shoven, Ph.D., and Debra L. Zumwalt.  The results of the vote were as follows:

	Votes For	Votes Against	Abstentions	Broker non-votes
George H. Brown	45,359,973	321,198	32,048	3,479,674
Catherine Ford Corrigan Ph.D.	45,233,643	454,872	24,704	3,479,674
Paul R. Johnston, Ph.D.	45,038,917	658,681	15,621	3,479,674
Carol Lindstrom	45,355,698	327,975	29,546	3,479,674
John B. Shoven, Ph.D.	44,544,098	1,137,759	31,362	3,479,674
Debra L. Zumwalt	45,054,633	626,571	32,015	3,479,674

Proposal Two: Ratification of KPMG as our Independent Registered Public Accountants for Fiscal 2022

Our stockholders ratified our selection of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 30, 2022. The results of the vote were as follows:

For	48,055,753
Against	1,117,915
Abstentions	19,225

Proposal Three: Advisory Vote on Executive Compensation for Fiscal 2021

Our stockholders approved, on an advisory basis, the fiscal 2021 compensation of our named executive officers in accordance with SEC rules. The results of the vote were as follows:

For	43,812,034
Against	1,861,802
Abstentions	39,383
Broker non-votes	3,479,674

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPONENT, INC.

Date: June 3, 2022	By:	/s/ Richard L. Schlenker
Richard L. Schlenker
Executive Vice President, Chief Financial Officer, and Corporate Secretary

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